Exhibit 32.1


SECTION 906 CERTIFICATION PURSUANT TO THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of ISA Internationale Inc., (the "Company") of Form 10-QSB for the period ending December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bernard L. Brodkorb, President, Chief Executive Officer, and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

(1.) the Quarterly report on Form 10-QSB fully complies with the requirements of Section 13(a)or 15(d) of the Securities Exchange Act of 1934; and

(2.) the information contained in the Quarterly Report on Form 10-QSB fairly presents, in all material respects, the financial condition and result of operations of the Company.

   /s/ Bernard L. Brodkorb
   By: Bernard L. Brodkorb
   President, Chief Executive Officer, and Chief Financial Officer

   Dated: February 15, 2008